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                                                                    Exhibit 23.3
                                                                    ------------


                    Consent of Independent Public Accountants
                    -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 registration statement of our report on the consolidated financial statements of Sequa Chemicals Corporation, dated March 31, 1999, included in OMNOVA Solutions Inc.'s registration statement on Form 10/A (Amendment No. 3), and to all references to our Firm included in this registration statement.



                             /s/Arthur Andersen LLP
October 4, 1999